Portfolio of Investments (unaudited)

As of January 31, 2020

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—96.9%
COMMON STOCKS—96.9%
AUSTRALIA—79.5%
55,400	Altium Ltd. (a)	Software— 1.1%	$1,445,756
186,700	Aristocrat Leisure Ltd. (a)	Hotels, Restaurants & Leisure— 3.4%	4,452,640
124,000	ASX Ltd. (a)	Capital Markets— 5.3%	7,015,389
2,001,600	AusNet Services (a)	Electric Utilities— 1.8%	2,358,732
179,500	Australia & New Zealand Banking Group Ltd. (a)	Banks— 2.3%	3,055,514
476,100	BHP Group PLC (a)	Metals & Mining— 7.9%	10,363,078
263,300	Charter Hall Group (a)	Equity Real Estate Investment Trusts (REIT)— 1.7%	2,246,595
1,684,300	Cleanaway Waste Management Ltd. (a)	Commercial Services & Supplies— 1.7%	2,274,766
36,300	Cochlear Ltd. (a)	Health Care— 4.4%	5,781,363
196,600	Commonwealth Bank of Australia (a)	Banks— 8.4%	11,130,999
51,800	CSL Ltd. (a)	Biotechnology— 8.1%	10,653,634
537,600	Goodman Group, REIT (a)	Equity Real Estate Investment Trusts (REIT)— 4.0%	5,322,190
45,900	Macquarie Group Ltd. (a)	Capital Markets— 3.3%	4,385,758
1,090,700	Medibank Pvt Ltd. (a)	Insurance— 1.7%	2,241,095
902,200	Mirvac Group, REIT (a)	Equity Real Estate Investment Trusts (REIT)— 1.5%	2,035,328
209,200	National Australia Bank Ltd. (a)	Banks— 2.7%	3,573,578
255,632	Northern Star Resources Ltd. (a)	Metals & Mining— 1.7%	2,202,053
369,700	Oil Search Ltd. (a)	Oil, Gas & Consumable Fuels— 1.3%	1,767,039
448,300	Origin Energy Ltd. (a)	Oil, Gas & Consumable Fuels— 1.8%	2,425,155
2,339,900	Telstra Corp. Ltd. (a)	Diversified Telecommunication Services— 4.5%	5,966,627
247,700	Treasury Wine Estates Ltd. (a)	Beverages— 1.6%	2,127,633
224,000	Westpac Banking Corp. (a)	Banks— 2.8%	3,743,360
206,800	Woodside Petroleum Ltd. (a)	Oil, Gas & Consumable Fuels— 3.6%	4,737,899
138,900	Woolworths Group Ltd. (a)	Food & Staples Retailing— 2.9%	3,857,786
			105,163,967
NEW ZEALAND—9.2%
481,900	Auckland International Airport Ltd. (a)(b)	Transportation Infrastructure— 2.0%	2,677,893
214,300	Fisher & Paykel Healthcare Corp. Ltd. (a)	Health Care— 2.4%	3,168,390
528,900	Spark New Zealand Ltd. (a)(b)	Diversified Telecommunication Services— 1.2%	1,582,990
84,300	Xero Ltd. (a)(b)	Software— 3.6%	4,751,800
			12,181,073
UNITED KINGDOM—4.9%
75,100	Rio Tinto PLC - London Listing (a)	Metals & Mining— 3.0%	4,015,913

See Notes to Portfolio of Investments.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of January 31, 2020

1,413,900	South32 Ltd. - London Listing	Metals & Mining— 1.9%	$2,440,987
			6,456,900
UNITED STATES—3.3%
262,100	ResMed, Inc. (a)	Health Care— 3.3%	4,328,493
Total Long-Term Investments—96.9% (cost $112,612,615)			128,130,433

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.2%
UNITED STATES—0.2%
175,440	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.52%(c)	175,440
Total Short-Term Investment—0.2% (cost $175,440)		175,440
Total Investments—97.1% (cost $112,788,055)		128,305,873
Other Assets in Excess of Liabilities—2.9%		3,879,505
Net Assets—100.0%		$132,185,378

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note (a) of the accompanying Notes to Portfolio of Investments.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of January 31, 2020.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Portfolio of Investments.

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited)

January 31, 2020

Summary of Significant Accounting Policies

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to 4:00 p.m. Eastern time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

Aberdeen Australia Equity Fund, Inc.